Exhibit 10.1

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of  August 14, 2007 with reference to the Second Amended and Restated Credit Agreement dated as of January 3, 2007 (the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”).  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.   The parties hereto hereby agree with reference to the following facts:

A.            Borrower has requested a one time waiver of the financial covenants contained in Sections 7.12, 7.13 and 7.14 of the Credit Agreement (the “Financial Covenants”) for the Fiscal Quarter ended June 30, 2007.

B.            It is anticipated that, following the delivery of revised projections referred to in Section 2, below, Borrower will request an additional amendment to the Credit Agreement which will address any required revisions to the Financial Covenants and any related revision to the interest rates and other terms of the Credit Agreement required by the applicable Lenders.

NOW, THEREFORE, Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 10.01 of the Credit Agreement, agree to amend the Credit Agreement as follows:

1.             The Comprehensive Amendment.  Borrower acknowledges that the Lenders are not required to enter into any future amendments or waivers of  the Credit Agreement, and that the execution of any amendment of the type described in Recital B above shall be in the discretion of the Lenders.

2.             Waiver.  The Lenders hereby waive the covenants contained in Sections 7.12, 7.13 and 7.14 of the Credit Agreement for the Fiscal Quarter ended June 30, 2007 only.  This is a one time waiver, and the Lenders shall be entitled to require full compliance with the covenants set forth in such Sections as of September 30, 2007 and each subsequent Fiscal Quarter.

3.             Covenant.  Borrower covenants that it shall, not later than October 31, 2007, deliver to the Administrative Agent (and the Administrative Agent shall provide to each “private side” lender (i.e., those which have elected to receive material non-public information), revised projections of its anticipated financial performance in a format reasonably acceptable to the Administrative Agent.

4.             Representations and Warranties.  Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Giving effect to the execution and delivery of this Amendment, no Default or Event of Default has occurred and remains continuing; and

(b)           Each of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

5.             Increase to Interest Rate and Letter of Credit Fees.  Borrower hereby agrees that, effective as of the effective date of this Amendment (i.e., August 14, 2007), the Applicable Rate shall be increased to (a) 3.00% per annum for each Loan which is a Eurodollar Rate Loan, (b) 1.75% per annum for each Loan which is a Base Rate Loan, and (c) 3.00% per annum for each Letter of Credit.  Borrower further agrees that in the event that the Borrower’s corporate family rating is reduced by Moody’s to B2, then during the period in which such ratings are effective, the Applicable Rate shall be increased to (a) 3.50% per annum for each Loan which is a Eurodollar Rate Loan, (b) 2.25% per annum for each Loan which is a Base Rate Loan, and (c) 3.50% per annum for each Letter of Credit.  No reductions to the Applicable Rate to rates below the rates set forth in this Section (including any elimination of the 50 basis point increase resulting from ratings declines) will be effective without the written consent of each of the Lenders party to the Credit Agreement.

6.             Prepayment Premium.  Notwithstanding Section 2.07(a) of the Credit Agreement,  in the event that Borrower makes any prepayment of the Term B Loans or the Delay Draw Term B Loans (other than the mandatory prepayments required by the terms of Section 2.07(d), (e), (f) or (g) of the Credit Agreement), Borrower shall concurrently pay to the Lenders holding the Term B Loans or the Delayed Draw Term Loans so prepaid, a prepayment premium at the applicable rate set forth below, in each case times the principal amount of the Term B Loans or Delay Draw Term Loans prepaid:

Prepayments made during the period between:	Applicable Prepayment Premium
August 14, 2007 and August 13, 2008	2% of the principal amount prepaid
August 14, 2008 and August 13, 2009	1% of the principal amount prepaid
August 14, 2009 and thereafter	0%

Each amendment, modification or waiver of the provisions of this Section 6 shall require the written consent of each of Lender directly affected thereby.

7.             Conditions; Effectiveness.  The effectiveness of this Amendment shall be subject to the conditions precedent that, on or before the effective date of this Amendment:

(a)          The Administrative Agent shall have received this Amendment executed by Borrower;

(b)          The Administrative Agent shall have received a written consent hereto from Borrower’s Subsidiaries in the form of Exhibit “A” hereto;

(c)          The Administrative Agent shall have received written consent of the Requisite Lenders as required under Section 10.01 of the Credit Agreement in the form of Exhibit “B” hereto; and

(d)          Borrower shall have paid, or shall concurrently pay, to each Lender which has executed a consent to this Amendment and delivered it to the Administrative Agent prior to 5:00 p.m. (New York local time) on Friday, August 10, 2007, an amendment fee in respect of its Revolving Commitments and Term Loans at the rate advised to the Lenders by the Administrative Agent (which amendment fee rate shall be equal for each Lender approving this Amendment).

8.             Effectiveness of the Credit Agreement.  Except as hereby expressly amended, the Credit Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

9.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

HERBST GAMING, INC., a Nevada corporation,
as Borrower

By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President

BANK OF AMERICA, N.A.,
as Administrative Agent and L/C Issuer

By:	/s/ Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President

Exhibit A to Amendment

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered with reference to the Second Amended and Restated Credit Agreement dated as of January 3, 2007 (the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A. as Administrative Agent (“Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned consent to and approve Borrower’s execution and delivery of the proposed Amendment No. 1 to the Credit Agreement, and hereby reaffirm their respective guarantees of the Credit Agreement.

CALIFORNIA PROSPECTORS, LTD., a Nevada limited liability company
CARDIVAN COMPANY, a Nevada corporation
CORRAL COIN, INC., a Nevada corporation
CORRAL COUNTRY COIN, INC., a Nevada corporation
DAYTON GAMING, INC., a Nevada corporation
E-T-T ENTERPRISES L.L.C., a Nevada limited liability company
E-T-T, INC., a Nevada corporation
FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company
HGI — LAKESIDE, INC., a Nevada corporation
HGI — MARK TWAIN, INC., a Nevada corporation
HGI — ST. JO, INC., a Nevada corporation
LAST CHANCE, INC., a Nevada corporation
MARKET GAMING, INC., a Nevada corporation
PLANTATION INVESTMENTS, INC., a Nevada corporation
THE PRIMADONNA COMPANY, a Nevada corporation
THE SANDS REGENT, a Nevada corporation
ZANTE INC., a Nevada corporation

By:	/s/ Edward J. Herbst
Authorized signatory for each of the foregoing

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of January 3, 2007 (the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of the proposed Amendment No. 1 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of                         , 2007.

[Name of Lender]

By:

Title: